UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2025

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(469) 480-7175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

As previously reported, on March 17, 2025, Vivakor, Inc. (the “Company”), issued a junior secured convertible promissory note (the “Initial Note”) to J.J. Astor & Co. (the “Lender”), in the principal amount of $6,625,000 (the “Principal Amount”), in relation to a Loan and Security Agreement by and between the Company, its subsidiaries, and the Lender (the “Loan Agreement”). The Company received $5,000,000, before fees. The Company received the funds on March 18, 2025.

On October 2, 2025 and October 6, 2025, the Company received a Notices of Conversion from the Lender converting $400,000 and $500,000 of the Principal Amount of the Initial Note into 2,991,773 shares and 3,496,503 shares of the Company’s common stock, respectively (together, the “Shares”). Pursuant to the terms of the Initial Note and the Notices of Conversion, the Company issued the Shares. The Shares were issued without a Rule 144 restrictive legend pursuant to a legal opinion received by the Company and its transfer agent. The issuances of the foregoing securities were exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited investor and familiar with our operations.

As previously reported, on August 12, 2025, the Company issued a convertible promissory note to a non-affiliated accredited investor (the “Holder”), in the aggregate principal amount of $647,500 in connection with a Securities Purchase Agreement entered into by and between the Company and the Holder (the “SPA”). The Company received $550,000 in exchange for issuing the note. In connection with the issuance of the note, the Company agreed to issue the Holder 82,500 shares of its common stock as additional incentive to enter into the SPA and the note. The Company issued the shares with a restrictive legend on October 8, 2025. The issuance of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the Holder is accredited investor and familiar with our operations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: October 8, 2025	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO

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